Exhibit 23.4

              Consent of Independent Certified Public Accountants

         We consent to the incorporation by reference in the Registration Statement (Form S-4) and related Prospectus of Hvide Marine Incorporated (the Company) for the registration of $300,000,000 of Senior Notes of our report dated May 19, 1997, with respect to the financial statements of the Marine Division of GMMOS, included in the Company's report on Form 8-K dated May 23, 1997.


                                                           Deloitte & Touche

Dubai, U.A.E.
March 16, 1998